UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3430
Oppenheimer U.S. Government Trust
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  August 31
Date of reporting period:  08/31/2008

Item 1. Reports to Stockholders.

August 31, 2008

Oppenheimer

U.S. Government Trust

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Top Five Holdings by Issuer

Federal National Mortgage Assn.	62.6%
Federal Home Loan Mortgage Corp.	12.9
Federal Home Loan Bank	7.1
Countrywide Home Loans, Inc.	2.6
Government National Mortgage Assn.	1.0
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2008, and are based on the total market value of investments. For up-to-date Top Fund holdings, please visit www.oppenheimerfunds.com.
Credit Allocation

Agency	70.1%
AAA	21.4
AA	0.3
A	0.1
Not Rated	8.1
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2008, and are dollar-weighted based on the total market value of investments. Securities rated by any rating organization are included in the equivalent S&P rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.
9 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended August 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the fiscal year ended August 31, 2008, although we delivered a positive total return (without sales charge), a few factors contributed to Oppenheimer U.S. Government Trust’s underperformance versus its primary benchmark, the Lehman Brothers U.S. Government Bond Index. First, the most significant detractor to performance on a relative basis was our residential mortgage position. Throughout most of the reporting period, we held an overweight to agency mortgage-backed securities (MBS) as well as a slightly overweight exposure to non-agency, residential mortgage-backed securities that are backed by high-quality borrowers and that are highly rated from a creditworthiness standpoint. Despite their strong backing and high ratings, however, these securities lagged, as investors tainted residential mortgages at-large because of a perceived association with the mortgage crisis, as well as continued difficulties in the U.S. housing market. While we’ve specifically selected individual mortgage-related securities that we believe will be less affected by market fluctuations and, that we feel are less likely to suffer credit impairment as macro conditions iron out, the market nevertheless has treated the mortgage market as a homogenous whole. As such, despite our generally favorable outlook for what we perceive to be fundamentally sound securities, our exposure to this segment of the non-Treasury, or “spread” markets, held back our relative performance this reporting period.
     Next, our exposure to commercial mortgage-backed securities, or CMBS, thwarted our relative performance for the recent fiscal year. Our exposure to the CMBS market is largely comprised of highly rated securities possessing what we believe to be sound fundamentals. In addition, the commercial mortgage market is not typically highly correlated, or in lock-step with, the residential mortgage market. Nevertheless, investors have lumped in CMBS with the broad residential mortgage market, regardless of what we see as critical distinctions and differences. As a result, much of the same “guilty by association” effects that hurt higher-quality residential mortgages have crept over to the CMBS sector. With the exception of a contracted period during the second quarter 2008, when CMBS enjoyed a brief rally, this exposure hurt the Fund’s performance this period.
     Finally, we experienced a small negative impact from our interest-rate positioning this period. We maintained a lower-than-benchmark exposure to interest-rate risk for the first half of the period, based on our belief that the market, at that time, was anticipating a
10 | OPPENHEIMER U.S. GOVERNMENT TRUST

much more negative outcome for the U.S. economy in light of actual fundamentals. When rates fell during the period, this short-duration positioning, or lower interest-rate sensitivity, hurt us. Fortunately, the impact of this stance was minimal, and in the second quarter 2008, we shifted to a neutral duration vis-à-vis the benchmark, based on our conclusion that market expectations are now more aligned with actual economic fundamentals.
     Despite the Fund’s relative underperformance, two factors worked in our favor and contributed to the Fund’s positive absolute total return. First, our decision to continue our emphasis on 15-year agency mortgages relative to 30-year mortgage securities again added to Fund performance, since the 15-year sector continued to offer favorable yield amidst lower potential for price volatility and less overall prepayment risk.
     Similarly, our decision to maintain an emphasis on higher-coupon mortgages benefited Fund performance. Higher-coupon mortgages fared quite well this period, due to a reduction in the amount of available credit to investors. As credit became scarcer, it became more difficult for homeowners to refinance their mortgages. As a result, actual prepayments fell, and since slower prepayment rates typically benefit higher-coupon mortgages, this area of emphasis within the Fund’s portfolio served our returns well.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2008. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to that of the Lehman Brothers U.S. Government Bond Index, an unmanaged market-weighted index of U.S. government securities with maturities of 1 year or more. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
11 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
13 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
15 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
16 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 8/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 7/21/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
17 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES
Class Y shares of the Fund were first publicly offered on 5/18/98. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
19 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND EXPENSES Continued
the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	March 1, 2008	August 31, 2008	August 31, 2008

Class A	$1,000.00	$996.60	$4.53
Class B	1,000.00	993.90	8.30
Class C	1,000.00	992.80	8.30
Class N	1,000.00	996.40	5.79
Class Y	1,000.00	997.90	3.27

Hypothetical (5% return before expenses)

Class A	1,000.00	1,020.61	4.58
Class B	1,000.00	1,016.84	8.40
Class C	1,000.00	1,016.84	8.40
Class N	1,000.00	1,019.36	5.85
Class Y	1,000.00	1,021.87	3.31
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2008 are as follows:

Class	Expense Ratios

Class A	0.90%
Class B	1.65
Class C	1.65
Class N	1.15
Class Y	0.65
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS August 31, 2008

	Principal
	Amount	Value

Asset-Backed Securities—1.8%

Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 2.952%, 5/25/34[1]	$3,208,688	$2,815,946
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 2.572%, 9/25/36[1]	1,430,000	1,313,321
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[1]	1,480,000	1,354,855
Series 2005-17, Cl. 1AF1, 2.672%, 5/25/36[1]	38,927	38,717
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[1]	980,000	898,128
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 8/15/25[2,3,4]	4,550,157	4,266
First Franklin Mortgage Loan Trust 2005-FF10, Mtg. Pass-Through Certificates, Series 2005-FF10, Cl. A3, 2.682%, 11/25/35[1]	1,954,820	1,944,093
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 2.562%, 7/25/36[1]	2,730,000	2,608,002
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35	702,611	699,325
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 2.572%, 7/1/36[1]	3,078,037	2,872,965
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36[1]	1,550,000	1,461,972
RAMP Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-RS4, Cl. A1, 2.552%, 7/25/36[1]	190,973	189,517
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 2.572%, 9/25/36[1]	3,420,000	3,334,338
Structured Asset Securities Corp., Interest-Only Stripped Pass-Through Certificates, Series 2002-AL1, Cl. AIO, 18.934%, 2/25/32[5]	13,661,963	1,812,005
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 2.572%, 7/25/36[1]	2,710,000	2,655,103

Total Asset-Backed Securities (Cost $29,365,248)		24,002,553

Mortgage-Backed Obligations—96.7%

Government Agency—80.8%
FHLMC/FNMA/Sponsored—79.7%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/19-7/15/19	2,456,100	2,413,807
5%, 7/15/33-6/15/34	14,124,255	13,660,819
6%, 7/15/24-3/15/33	9,231,404	9,407,199
6.50%, 4/15/18-3/15/29	4,748,652	4,924,449
7%, 8/15/16-10/1/31	7,765,442	8,171,062
7.50%, 9/15/12-4/25/36	5,183,289	5,596,792
8%, 4/1/16	1,033,645	1,098,056
9%, 8/1/22-5/1/25	248,063	272,040
F1 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp: Continued
11.50%, 6/15/20-12/3/20	$192,234	$215,367
12.50%, 7/15/19	58,170	66,660
13%, 8/15/15	53,864	62,391
14%, 2/14/11	11,091	12,515
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	68,640	68,590
Series 1644, Cl. S, 4.279%, 12/15/23[1]	4,992,833	4,856,148
Series 2006-11, Cl. PS, 15.503%, 3/25/36[1]	1,349,738	1,474,308
Series 2043, Cl. ZP, 6.50%, 4/15/28	2,230,894	2,332,868
Series 2055, Cl. ZM, 6.50%, 5/15/28	1,381,970	1,435,233
Series 2080, Cl. Z, 6.50%, 8/15/28	1,865,241	1,948,094
Series 2148, Cl. ZA, 6%, 4/15/29	7,612,365	7,728,227
Series 2220, Cl. PD, 8%, 3/15/30	292,249	314,060
Series 2326, Cl. ZP, 6.50%, 6/15/31	815,619	850,583
Series 2344, Cl. FP, 3.417%, 8/15/31[1]	1,072,451	1,076,964
Series 2368, Cl. PR, 6.50%, 10/15/31	3,500,001	3,647,425
Series 2427, Cl. ZM, 6.50%, 3/15/32	2,887,918	3,010,100
Series 2435, Cl. EQ, 6%, 5/15/31	2,418,813	2,471,992
Series 2451, Cl. FD, 3.467%, 3/15/32[1]	809,250	812,732
Series 2464, Cl. FI, 3.467%, 2/15/32[1]	939,216	943,853
Series 2465, Cl. PG, 6.50%, 6/15/32	2,857,377	2,998,081
Series 2470, Cl. LF, 3.467%, 2/15/32[1]	941,979	948,659
Series 2471, Cl. FD, 3.467%, 3/15/32[1]	1,741,015	1,753,525
Series 2500, Cl. FD, 2.967%, 3/15/32[1]	690,867	688,100
Series 2517, Cl. GF, 3.467%, 2/15/32[1]	746,522	753,376
Series 2526, Cl. FE, 2.867%, 6/15/29[1]	1,015,506	1,006,575
Series 2530, Cl. FD, 2.967%, 2/15/32[1]	1,470,633	1,442,086
Series 2551, Cl. FD, 2.867%, 1/15/33[1]	787,781	778,389
Series 2551, Cl. LF, 2.967%, 1/15/33[1]	121,291	120,525
Series 2641, Cl. CE, 3.50%, 9/15/25	1,129,177	1,123,583
Series 2727, Cl. UA, 3.50%, 10/15/22	375,538	374,963
Series 2750, Cl. XG, 5%, 2/1/34	8,950,000	8,227,997
Series 2777, Cl. PJ, 4%, 5/15/24	423,840	423,744
Series 2890, Cl. PE, 5%, 11/1/34	9,070,000	8,313,058
Series 2939, Cl. PE, 5%, 2/15/35	9,198,000	8,395,453
Series 3035, Cl. DM, 5.50%, 11/15/25	4,217,739	4,264,479
Series 3057, Cl. LG, 5%, 10/15/35	5,000,000	4,556,153
Series 3094, Cl. HS, 15.338%, 6/15/34[1]	827,801	891,597
Series 3138, Cl. PA, 5.50%, 2/15/27	13,083,651	13,307,981
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 16.734%, 2/1/28[5]	400,926	105,940
Series 195, Cl. IO, 15.605%, 4/1/28[5]	5,558,122	1,341,302
Series 200, Cl. IO, 16.334%, 1/1/29[5]	491,599	120,695
Series 205, Cl. IO, 14.224%, 9/1/29[5]	2,491,913	663,633
Series 206, Cl. IO, (8.744)%, 12/1/29[5]	677,910	177,757
F2 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 2074, Cl. S, 29.881%, 7/17/28[5]	$510,861	$65,933
Series 2079, Cl. S, 35.552%, 7/17/28[5]	816,980	107,201
Series 2122, Cl. S, 32.777%, 2/15/29[5]	3,615,682	450,296
Series 216, Cl. IO, 15.331%, 12/1/31[5]	700,192	198,472
Series 217, Cl. IO, 10.245%, 1/1/32[5]	1,278,060	342,972
Series 224, Cl. IO, 12.575%, 3/1/33[5]	2,813,845	784,452
Series 2304, Cl. SK, 38.553%, 6/15/29[5]	3,458,022	391,764
Series 243, Cl. 6, 2.338%, 12/15/32[5]	1,308,394	344,693
Series 2493, Cl. S, 40.959%, 9/15/29[5]	737,304	82,919
Series 2526, Cl. SE, 29.425%, 6/15/29[5]	1,344,981	157,032
Series 2531, Cl. ST, 39.558%, 2/15/30[5]	256,399	21,867
Series 2802, Cl. AS, 77.603%, 4/15/33[5]	1,958,075	170,433
Series 2819, Cl. S, 31.959%, 6/15/34[5]	10,767,415	1,093,487
Series 2920, Cl. S, 45.607%, 1/15/35[5]	6,623,066	596,965
Series 3000, Cl. SE, 80.71%, 7/15/25[5]	8,116,157	652,154
Series 3004, Cl. SB, 99.999%, 7/15/35[5]	10,495,777	778,811
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	993,563	81,211
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 192, Cl. PO, 5.422%, 2/1/28[6]	400,926	309,394
Federal National Mortgage Assn.:
4.50%, 5/25/18-8/1/20	36,767,399	36,227,645
4.50%, 9/1/20[7]	9,660,000	9,358,125
5%, 12/1/17-8/25/34	149,188,682	146,420,950
5%, 9/1/23-9/1/38[7]	30,263,000	29,194,141
5%, 3/1/18-6/25/33[8]	2,630,090	2,594,650
5.296%, 10/1/36	35,363,873	35,905,699
5.50%, 1/25/33-11/1/34	195,092,986	193,824,472
5.50%, 9/1/23-9/1/38[7]	61,013,000	60,378,037
6%, 7/25/24-8/1/34	40,778,233	41,450,352
6%, 9/1/23-9/1/36[7]	73,968,000	75,033,925
6%, 4/25/33[8]	767,788	779,450
6.50%, 6/25/17-1/1/34	18,703,836	19,446,358
6.50%, 9/1/38[7]	23,715,000	24,393,107
6.50%, 12/25/29[8]	9,425,663	9,793,701
7%, 11/1/17-4/1/34	18,737,268	19,775,480
7.50%, 2/25/27-8/25/33	13,985,293	15,093,218
8%, 12/25/22	45,129	48,930
8.50%, 7/1/32	102,896	113,211
11%, 7/25/16	36,138	40,139
11.50%, 11/25/15	36,491	40,836
13%, 11/25/12	1,410	1,472
Federal National Mortgage Assn. Grantor Trust:
Gtd. Trust Multifamily Pass-Through Certificates, Trust 2001-T6, Cl. B, 6.088%, 5/25/11	10,000,000	10,489,952
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T4, Cl. IO, 20.715%, 7/25/41[5]	5,426,450	87,400
F3 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1992-161, Cl. H, 7.50%, 9/25/22	$6,194,638	$6,635,146
Trust 1992-34, Cl. G, 8%, 3/25/22	77,814	81,437
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	1,575,025	1,613,852
Trust 2001-46, Cl. ZG, 6%, 9/25/31	1,717,571	1,748,192
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	3,379,374	3,533,209
Trust 2001-69, Cl. PF, 3.472%, 12/25/31[1]	2,106,888	2,119,091
Trust 2001-70, Cl. LR, 6%, 9/25/30	337,920	338,727
Trust 2001-74, Cl. QE, 6%, 12/25/31	8,548,060	8,677,175
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32	1,116,623	1,170,558
Trust 2002-29, Cl. F, 3.472%, 4/25/32[1]	1,025,437	1,031,398
Trust 2002-52, Cl. FD, 2.972%, 9/25/32[1]	886,632	880,787
Trust 2002-59, Cl. F, 2.872%, 9/25/32[1]	2,664,774	2,637,125
Trust 2002-60, Cl. FH, 3.472%, 8/25/32[1]	1,915,721	1,926,479
Trust 2002-64, Cl. FJ, 3.472%, 4/25/32[1]	315,654	314,669
Trust 2002-68, Cl. FH, 2.966%, 10/18/32[1]	622,469	618,725
Trust 2002-9, Cl. PC, 6%, 3/25/17	2,487,632	2,580,220
Trust 2003-116, Cl. FA, 2.872%, 11/25/33[1]	631,084	623,523
Trust 2003-130, Cl. CS, 9.156%, 12/25/33[1]	877,211	844,178
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23	3,128,000	3,037,923
Trust 2003-89, Cl. XF, 2.872%, 11/25/32[1]	1,381,708	1,369,261
Trust 2004-101, Cl. BG, 5%, 1/25/20	4,060,000	4,035,056
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	3,506,992	3,747,277
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	2,490,000	2,410,372
Trust 2005-117, Cl. LA, 5.50%, 12/25/27	10,908,967	11,064,705
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,280,000	2,204,889
Trust 2005-59, Cl. NQ, 10.695%, 5/25/35[1]	1,614,420	1,585,293
Trust 2006-110, Cl. PW, 5.50%, 5/25/28	6,746,819	6,863,691
Trust 2006-29, Cl. PA, 5.50%, 8/25/26	7,360,245	7,438,092
Trust 2006-46, Cl. SW, 15.136%, 6/25/36[1]	892,480	965,370
Trust 2006-50, Cl. KS, 15.136%, 6/25/36[1]	3,003,484	3,157,812
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	5,483,460	5,568,651
Trust 2007-9, Cl. LE, 5.50%, 3/25/37	2,000,000	1,936,326
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Trust 302, Cl. 2, 5.945%, 6/1/29[5]	2,855,433	770,371
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 40.846%, 11/18/31[5]	3,818,331	468,949
Trust 2001-63, Cl. SD, 29.715%, 12/18/31[5]	1,289,948	158,528
Trust 2001-68, Cl. SC, 26.29%, 11/25/31[5]	891,020	105,597
Trust 2001-81, Cl. S, 27.551%, 1/25/32[5]	844,226	106,860
Trust 2002-28, Cl. SA, 28.342%, 4/25/32[5]	693,466	79,536
Trust 2002-38, Cl. IO, 33.811%, 4/25/32[5]	936,613	93,760
Trust 2002-39, Cl. SD, 24.951%, 3/18/32[5]	989,910	104,666
Trust 2002-41, Cl. S, 54.019%, 7/25/32[5]	3,427,692	403,596
Trust 2002-48, Cl. S, 27.266%, 7/25/32[5]	1,146,928	136,346
F4 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2002-52, Cl. SD, 24.342%, 9/25/32[5]	$886,632	$94,502
Trust 2002-52, Cl. SL, 27.206%, 9/25/32[5]	709,779	84,670
Trust 2002-53, Cl. SK, 24.981%, 4/25/32[5]	617,476	67,849
Trust 2002-56, Cl. SN, 29.309%, 7/25/32[5]	1,567,192	186,289
Trust 2002-77, Cl. IS, 30.419%, 12/18/32[5]	1,595,711	179,310
Trust 2002-77, Cl. SH, 30.353%, 12/18/32[5]	1,046,954	131,136
Trust 2002-9, Cl. MS, 26.430%, 3/25/32[5]	1,283,819	157,056
Trust 2003-118, Cl. S, 38.064%, 12/25/33[5]	6,870,119	916,882
Trust 2003-23, Cl. ES, 61.822%, 10/25/22[5]	13,175,749	1,309,879
Trust 2003-33, Cl. SP, 43.898%, 5/25/33[5]	3,385,867	451,381
Trust 2003-4, Cl. S, 39.164%, 2/25/33[5]	2,153,318	286,249
Trust 2003-89, Cl. XS, 35.829%, 11/25/32[5]	404,524	38,616
Trust 2005-40, Cl. SB, 53.074%, 5/25/35[5]	4,554,669	440,434
Trust 2005-71, Cl. SA, 54.579%, 8/25/25[5]	5,068,480	520,027
Trust 2005-87, Cl. SE, 99.999%, 10/25/35[5]	9,677,415	709,698
Trust 2005-87, Cl. SG, 78.444%, 10/25/35[5]	9,918,044	885,837
Trust 2006-119, Cl. MS, 74.729%, 12/25/36[5]	5,222,361	469,112
Trust 2006-33, Cl. SP, 61.239%, 5/25/36[5]	5,515,405	586,247
Trust 2006-42, Cl. CI, 33.679%, 6/25/36[5]	3,477,042	326,558
Trust 2006-43, Cl. SJ, 50.827%, 6/25/36[5]	19,385,235	1,838,802
Trust 2006-48, Cl. QA, 35.338%, 6/25/36[5]	8,119,873	751,003
Trust 2006-51, Cl. SA, 29.264%, 6/25/36[5]	6,934,857	652,293
Trust 221, Cl. 2, 21.666%, 5/1/23[5]	2,002,104	514,720
Trust 240, Cl. 2, 28.293%, 9/1/23[5]	1,390,069	369,246
Trust 252, Cl. 2, 22.685%, 11/1/23[5]	964,013	258,837
Trust 303, Cl. IO, 19.290%, 11/1/29[5]	713,792	195,025
Trust 321, Cl. 2, 13.657%, 4/1/32[5]	3,508,450	947,135
Trust 322, Cl. 2, 11.559%, 4/1/32[5]	18,797,229	5,229,682
Trust 324, Cl. 2, 9.268%, 7/1/32[5]	2,570,125	656,678
Trust 328, Cl. 2, 5.303%, 12/1/32[5]	16,320,608	4,514,574
Trust 333, Cl. 2, 6.872%, 4/1/33[5]	10,651,162	2,838,836
Trust 334, Cl. 12, 5.468%, 2/1/33[5]	5,284,310	1,432,654
Trust 334, Cl. 3, 5.114%, 7/1/33[5]	1,903,837	505,746
Trust 334, Cl. 5, 5.135%, 5/1/33[5]	5,432,571	1,446,368
Trust 338, Cl. 2, 5.807%, 7/1/33[5]	5,393,986	1,439,328
Trust 339, Cl. 7, 6.150%, 7/1/33[5]	4,877,523	1,279,619
Trust 339, Cl. 8, 6.706%, 8/1/33[5]	1,052,425	254,303
Trust 342, Cl. 2, 9.387%, 9/1/33[5]	830,590	232,333
Trust 344, Cl. 2, 11.272%, 12/1/33[5]	5,944,831	1,611,627
Trust 346, Cl. 2, 5.944%, 12/1/33[5]	5,641,888	1,503,850
Trust 351, Cl. 10, 7.571%, 4/1/34[5]	1,757,613	466,179
Trust 351, Cl. 11, 9.244%, 11/1/34[5]	987,533	249,795
Trust 351, Cl. 8, 6.136%, 4/1/34[5]	2,988,637	744,714
Trust 356, Cl. 10, 7.709%, 6/1/35[5]	2,640,412	679,048
Trust 356, Cl. 12, 7.872%, 2/1/35[5]	1,368,940	343,950
Trust 362, Cl. 12, 8.81%, 8/1/35[5]	3,905,247	1,148,244
Trust 362, Cl. 13, 8.643%, 8/1/35[5]	2,084,949	609,148
Trust 364, Cl. 15, 9.633%, 9/1/35[5]	3,836,125	1,110,564
F5 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security:
Trust 322, Cl. 1, 3.967%, 4/1/32[6]	$16,783,402	$12,383,189
Trust 324, Cl. 1, 5.366%, 7/1/32[6]	641,780	491,740
Trust 327, Cl. 1, 6.054%, 9/1/32[6]	745,017	542,944

		1,029,042,615

GNMA/Guaranteed—1.1%
Government National Mortgage Assn.:
5.375%, 5/9/17[1]	24,628	24,908
6.50%, 11/29/23-12/30/23	113,579	117,543
7%, 1/29/28-2/8/30	655,050	697,216
7.50%, 3/2/22-11/29/26	511,018	550,070
8%, 9/29/16-8/29/28	141,999	155,102
8.50%, 8/1/17-12/15/17	464,653	507,143
9%, 5/30/09	686	704
9.50%, 7/30/18-12/30/19	11,710	12,994
10%, 8/29/17-8/30/19	73,190	82,641
10.50%, 8/30/13-5/29/21	282,971	322,219
11%, 11/8/19-8/8/20	229,213	261,114
11.50%, 3/2/13	7,635	8,380
12%, 12/30/12-3/30/14	4,972	5,707
12.50%, 1/30/14-3/2/14	28,700	33,155
13%, 4/30/11	5,009	5,587
13.50%, 5/15/11-1/30/13	6,965	8,096
14%, 6/30/11	2,543	2,887
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	6,465,819	7,106,894
Series 2000-12, Cl. ZA, 8%, 2/16/30	1,688,239	1,852,246
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 27.607%, 7/16/28[5]	1,639,504	214,728
Series 1998-6, Cl. SA, 39.188%, 3/16/28[5]	1,032,521	127,076
Series 2006-47, Cl. SA, 52.751%, 8/16/36[5]	20,110,601	2,191,567

		14,287,977

Non-Agency—15.9%
Commercial—9.8%
Banc of America Funding Corp., Mtg. Pass-Through Certificates, Series 2004-2, Cl. 2A1, 6.50%, 7/20/32	2,456,744	2,458,205
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-8, Cl. 5A1, 6.50%, 5/25/32	2,029,210	1,886,708
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, (6.898)%, 6/22/24[5]	19,028,410	530,067
F6 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

Commercial Continued
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates, Series 2006-2, Cl. A1B, 2.572%, 8/25/08[1]	$587,574	$575,986
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	5,700,000	4,799,773
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Mtg.-Backed Pass-Through Certificates, Series 2006-AR1, Cl. 1A1, 4.90%, 10/25/35[1]	9,291,150	8,592,866
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	13,450,000	12,916,414
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A5, Cl. 1A13, 2.922%, 10/25/36[1]	3,535,713	2,839,555
Credit Suisse First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates, Series 2001-SPGA, Cl. B, 6.662%, 8/13/18	10,767,000	11,070,204
CWALT Alternative Loan Trust 2007-8CB, Mtg. Pass-Through Certificates, Series 2007-8CB, Cl. A1, 5.50%, 5/25/37	8,030,273	7,499,346
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36	740,108	733,645
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36	362,581	357,416
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	2,918,737	2,851,157
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	1,753,907	1,586,693
GSR Mortgage Loan Trust 2006-2F, Mtg. Pass-Through Certificates, Series 2006-2F, Cl. 2A2, 5.75%, 2/1/36	1,242,078	1,007,744
GSR Mortgage Loan Trust 2006-AR1, Mtg. Pass-Through Certificates, Series 2006-AR1, Cl. 3A1, 5.377%, 1/1/36[1]	2,144,226	1,857,149
Heller Financial Commercial Mortgage Asset Corp., Interest-Only Commercial Mtg. Obligations, Series 2000-PH1, Cl. X, 7.705%, 1/17/34[5]	138,307,966	985,375
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-LD11, Cl. A2, 5.992%, 6/15/49[1]	7,980,000	7,786,087
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	1,940,000	1,862,987
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 5.803%, 1/1/37[1]	2,747,659	2,519,879
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 1/15/12	9,150,000	8,829,897
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/26/24[2]	421,023	342,081
Mastr Alternative Loan Trust, CMO Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	3,049,355	2,694,898
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30	58,336	58,516
F7 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
PNC Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 2001-C1, Cl. A2, 6.36%, 3/12/34	$10,000,000	$10,193,516
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15	8,181,000	8,500,747
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A114, 5.75%, 4/25/37	6,425,931	5,182,668
Residential Asset Securitization Trust 2006-A9CB, Mtg. Pass-Through Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36	2,466,154	2,283,548
Structured Asset Securities Corp., Mtg. Pass-Through Certificates, Series 2002-AL1, Cl. B2, 3.45%, 2/25/32	3,325,561	1,516,529
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 1A4, 5.88%, 8/1/46[1]	11,441,452	9,646,121
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 5A1, 5.606%, 11/1/36[1]	1,618,444	1,292,974
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 2A3, 5.658%, 5/1/37[1]	1,733,400	1,446,130

		126,704,881

Manufactured Housing—0.7%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 6.099%, 9/25/36[1]	10,206,632	8,710,879
Multifamily—0.4%
CHL Mortgage Pass-Through Trust 2003-46, Mtg. Pass-Through Certificates, Series 2003-46, Cl. 1A2, 4.161%, 1/19/34[1]	3,878,201	3,857,350
CHL Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. 2A1, 5.50%, 4/1/35	1,010,876	877,902

		4,735,252

Other—0.2%
JPMorgan Mortgage Trust 2005-S2, Mtg. Pass-Through Certificates, Series 2005-S2, Cl. 3A1, 6.762%, 2/25/32[1]	2,448,264	2,372,337
Residential—4.8%
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 9A1, 4.57%, 2/1/37[1]	6,192,219	5,628,928
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	3,290,000	2,552,463
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 5.644%, 6/1/47[1]	5,048,924	4,195,340
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 1A1, 6.094%, 9/25/47[1]	12,145,909	9,600,191
CitiMortgage Alternative Loan Trust 2006-A1, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A1, Cl. 2A1, 5.25%, 3/1/21	3,819,191	3,485,982
F8 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

Residential Continued
CWALT Alternative Loan Trust 2005-J1, Mtg. Pass-Through Certificates, Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32	$4,283,995	$3,769,124
GSR Mortgage Loan Trust 2007-AR1, Mtg. Pass-Through Certificates, Series 2007-AR1, Cl. 4A1, 5.832%, 3/1/37[1,2]	6,031,513	4,644,265
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36	1,355,246	1,328,677
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 6.073%, 10/25/36[1]	12,444,237	11,558,965
Merrill Lynch Mortgage Investors Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 1A1, 5.797%, 9/1/37[1,2]	4,218,732	3,960,869
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	410,223	406,730
Salomon Smith Barney RV Trust, Recreational Vehicles Mtg. Obligations, Series 2001-1, Cl. B, 6.64%, 4/15/18	2,500,000	2,519,694
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1995-2B, Cl. 2IO, 13.274%, 6/15/25[5]	7,326,675	149,521
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 5.471%, 2/1/37[1]	6,757,229	5,757,440
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2000-1, Cl. M3, 4.722%, 1/25/40[1]	83,030	66,334
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 4.363%, 9/1/34[1]	560,322	509,750
Wells Fargo Mortgage-Backed Securities 2006-AR13 Trust, Mtg. Pass-Through Certificates, Series 2006-AR13, Cl. A2, 5.752%, 9/1/36[1]	3,024,389	2,620,044

		62,754,317

Total Mortgage-Backed Obligations (Cost $1,246,144,011)		1,248,608,258

U.S. Government Obligations—8.6%

Federal Home Loan Mortgage Corp. Unsec. Nts.:
3.75%, 6/28/13	11,500,000	11,400,882
4.125%, 9/27/13	11,450,000	11,519,215
6%, 6/15/11[8]	21,500,000	22,933,642
Federal National Mortgage Assn. Unsec. Nts.:
3.25%, 4/9/13	20,005,000	19,452,406
3.625%, 8/15/11	27,440,000	27,520,646
3.875%, 7/12/13	3,400,000	3,387,219
Resolution Funding Corp. Bonds, Residual Funding STRIPS, 5.921%, 1/15/21[9]	25,656,000	14,509,058

Total U.S. Government Obligations (Cost $108,783,798)		110,723,068
F9 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Short-Term Notes—8.2%

Federal Home Loan Bank, 1.95%, 9/2/08 (Cost $105,621,279)	$105,627,000	$105,621,279
Total Investments, at Value (Cost $1,489,914,336)	115.3%	1,488,955,158
Liabilities in Excess of Other Assets	(15.3)	(197,707,929)

Net Assets	100.0%	$1,291,247,229

Industry classifications are unaudited.
Footnotes to Statement of Investments
1. Represents the current interest rate for a variable or increasing rate security.
2. Illiquid security. The aggregate value of illiquid securities as of August 31, 2008 was $8,951,481, which represents 0.69% of the Fund’s net assets. See Note 7 of accompanying Notes.
3. Issue is in default. See Note 1 of accompanying Notes.
4. Non-income producing security.
5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $58,921,970 or 4.56% of the Fund’s net assets as of August 31, 2008.
6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $13,727,267 or 1.06% of the Fund’s net assets as of August 31, 2008.
7. When-issued security or delayed delivery to be delivered and settled after August 31, 2008. See Note 1 of accompanying Notes.
8. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $3,420,335. See Note 5 of accompanying Notes.
9. Zero coupon bond reflects effective yield on the date of purchase.
Futures Contracts as of August 31, 2008 are as follows:

		Number of	Expiration		Unrealized
Contract Description	Buy/Sell	Contracts	Date	Value	Depreciation

U.S. Long Bonds, 20 yr.	Buy	1,499	12/19/08	$175,851,438	$7,183
U.S. Treasury Nts., 2 yr.	Sell	1,259	12/31/08	267,262,094	205,977
U.S. Treasury Nts., 5 yr.	Sell	173	12/31/08	19,365,188	33,988
U.S. Treasury Nts., 10 yr.	Buy	38	12/19/08	4,389,000	2,837

					$249,985

F10 | OPPENHEIMER U.S. GOVERNMENT TRUST

Credit Default Swap Contracts as of August 31, 2008 are as follows:

		Buy/Sell	Notional	Pay/		Premium
Swap	Reference	Credit	Amount	Receive	Termination	Received/
Counterparty	Entity	Protection	(000s)	Fixed Rate	Date	(Paid)	Value

Deutsche Bank AG:
	ABX.HE.AAA.06-2 Index	Sell	$2,580	0.11%	5/25/46	$128,984	$(869,277)
	ABX.HE.AAA.06-2 Index	Sell	2,580	0.11	5/25/46	128,961	(869,277)
Goldman Sachs Capital Markets LP	ABX.HE.AAA.06-2 Index	Sell	1,400	0.11	5/25/46	154,849	(471,701)
Morgan Stanley Capital Services, Inc.	ABX.HE.AAA.06-2 Index	Sell	1,930	0.11	5/25/46	598,200	(650,273)
UBS AG	ABX.HE.AAA.06-2 Index	Sell	1,430	0.11	5/25/46	446,801	(481,809)

						$1,457,795	$(3,342,337)

Total Return Swap Contracts as of August 31, 2008 are as follows:

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

The Goldman Sachs Group, Inc.:
	$2,325,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	11/1/08	$(70,159)

	4,580,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	2/1/09	(140,165)

JPMorgan Chase	27,150,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index minus 145 basis points	11/1/08	(818,861)

Lehman Brothers Holdings, Inc.:
	6,160,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	3/1/09	(186,936)
F11 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

Lehman Brothers
Holdings, Inc.: Continued
	$11,590,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index plus 250 basis points	3/1/09	$(355,144)

	9,000,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	5/1/09	(273,428)

	18,000,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index minus 20 basis points	5/1/09	(546,159)

	3,500,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index minus 100 basis points	2/1/09	(107,248)

	8,270,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index minus 65 basis points	2/1/09	(252,246)

	2,220,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index minus 50 basis points	2/1/09	(67,312)

	2,630,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index minus 35 basis points	2/1/09	(80,379)
F12 | OPPENHEIMER U.S. GOVERNMENT TRUST

Total Return Swap Contracts: Continued

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

Morgan Stanley:
	$42,300,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA Index	3/1/09	$(749,475)

	3,510,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index minus 95 basis points	2/1/09	(105,918)

	3,510,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index minus 95 basis points	2/1/09	(107,059)

	8,370,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index minus 70 basis points	2/1/09	(256,476)

	2,190,000	If positive, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index	If negative, the Total Return of the Lehman Brothers U.S. CMBS AAA 8.5+ Index minus 50 basis points	2/1/09	(66,579)

					$(4,183,544)

Abbreviation is as follows:
CMBS      Commercial Mortgage Backed Securities
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES August 31, 2008

Assets

Investments, at value (cost $1,489,914,336)—see accompanying statement of investments	$1,488,955,158
Cash	501,644
Receivables and other assets:
Investments sold (including $27,744,491 sold on a when-issued or delayed delivery basis)	27,745,290
Interest and principal paydowns	6,429,854
Shares of beneficial interest sold	1,689,030
Other	81,126

Total assets	1,525,402,102

Liabilities

Swaps, at value (premiums received $1,457,795)	7,525,881
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	222,858,117
Shares of beneficial interest redeemed	1,446,387
Futures margins	1,013,668
Distribution and service plan fees	400,689
Dividends	348,721
Trustees’ compensation	208,481
Transfer and shareholder servicing agent fees	191,121
Shareholder communications	112,364
Other	49,444

Total liabilities	234,154,873

Net Assets	$1,291,247,229

Composition of Net Assets

Par value of shares of beneficial interest	$138,464
Additional paid-in capital	1,319,209,209
Accumulated net investment income	5,386,018
Accumulated net realized loss on investments	(26,209,212)
Net unrealized depreciation	(7,277,250)

Net Assets	$1,291,247,229

F14 | OPPENHEIMER U.S. GOVERNMENT TRUST

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $694,681,538 and 74,542,367 shares of beneficial interest outstanding)	$9.32
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.78

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $94,415,211 and 10,144,113 shares of beneficial interest outstanding)	$9.31

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $125,320,452 and 13,469,039 shares of beneficial interest outstanding)	$9.30

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $50,125,770 and 5,379,459 shares of beneficial interest outstanding)	$9.32

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $326,704,258 and 34,928,744 shares of beneficial interest outstanding)	$9.35
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS For the Year Ended August 31, 2008
Investment Income

Interest	$70,035,290
Fee income	2,227,080
Income from investment of securities lending cash collateral, net	30,639
Other income	23,904

Total investment income	72,316,913

Expenses

Management fees	6,757,273
Distribution and service plan fees:
Class A	1,662,198
Class B	1,089,380
Class C	1,206,502
Class N	238,756
Transfer and shareholder servicing agent fees:
Class A	1,210,084
Class B	267,061
Class C	238,953
Class N	155,709
Class Y	267,593
Shareholder communications:
Class A	147,620
Class B	40,779
Class C	25,649
Class N	5,771
Class Y	912
Trustees’ compensation	42,930
Custodian fees and expenses	9,522

Other	62,294
Total expenses	13,428,986
Less reduction to custodian expenses	(7,374)
Less waivers and reimbursements of expenses	(1,164,897)

Net expenses	12,256,715

Net Investment Income	60,060,198
F16 | OPPENHEIMER U.S. GOVERNMENT TRUST

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments	$5,813,710
Closing and expiration of futures contracts	(4,412,203)
Short positions	415,529
Swap contracts	(10,903,073)

Net realized loss	(9,086,037)
Net change in unrealized appreciation (depreciation) on:
Investments	927,222
Futures contracts	(1,199,891)
Short positions	68,201
Swap contracts	(5,864,731)

Net change in unrealized depreciation	(6,069,199)

Net Increase in Net Assets Resulting from Operations	$44,904,962

See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2008	2007

Operations

Net investment income	$60,060,198	$40,005,849
Net realized loss	(9,086,037)	(2,446,402)
Net change in unrealized depreciation	(6,069,199)	6,567,364

Net increase in net assets resulting from operations	44,904,962	44,126,811

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(24,418,444)	(28,243,717)
Class B	(3,299,746)	(5,474,092)
Class C	(3,666,554)	(3,949,367)
Class N	(1,623,869)	(1,758,498)
Class Y	(10,419,024)	(2,681,007)

	(43,427,637)	(42,106,681)

Tax return of capital distribution from net investment income:
Class A	(9,351,747)	(988,541)
Class B	(1,263,733)	(225,584)
Class C	(1,404,213)	(163,834)
Class N	(621,907)	(65,187)
Class Y	(3,990,266)	(91,022)

	(16,631,866)	(1,534,168)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	100,629,718	7,303,354
Class B	(22,828,401)	(35,581,803)
Class C	21,333,407	5,140,693
Class N	9,466,135	2,309,009
Class Y	138,799,641	168,527,535

	247,400,500	147,698,788

Net Assets

Total increase	232,245,959	148,184,750
Beginning of period	1,059,001,270	910,816,520

End of period (including accumulated net investment income (loss) of $5,386,018 and $(1,293,769), respectively)	$1,291,247,229	$1,059,001,270

See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.40	$9.41	$9.74	$9.89	$9.76
Income (loss) from investment operations:
Net investment income	.47 [1]	.43 [1]	.40 [1]	.40 [1]	.38
Net realized and unrealized gain (loss)	(.08)	.03	(.30)	— [2]	.14

Total from investment operations	.39	.46	.10	.40	.52
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.45)	(.43)	(.42)	(.37)
Distributions from net realized gain	—	—	—	(.11)	(.02)
Tax return of capital distribution	(.13)	(.02)	—	(.02)	—

Total dividends and/or distributions to shareholders	(.47)	(.47)	(.43)	(.55)	(.39)

Net asset value, end of period	$9.32	$9.40	$9.41	$9.74	$9.89

Total Return, at Net Asset Value[3]	4.12%	5.02%	1.16%	4.15%	5.47%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$694,682	$602,743	$596,294	$661,163	$702,064
Average net assets (in thousands)	$682,529	$586,872	$618,102	$670,487	$746,658
Ratios to average net assets:[4]
Net investment income	4.95%	4.58%	4.26%	4.07%	3.80%
Total expenses	1.00%	1.04%[5]	1.05%	1.06%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%	0.90%	0.90%	0.98%
Portfolio turnover rate[6]	56%	65%	74%	95%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2007	1.04%
6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
Year Ended August 31, 2006	$3,476,956,717	$3,692,200,123
Year Ended August 31, 2005	$5,959,020,148	$6,246,681,163
Year Ended August 31, 2004	$5,578,633,006	$5,998,603,295
See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended August 31,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.39	$9.40	$9.73	$9.88	$9.75
Income (loss) from investment operations:
Net investment income	.40 [1]	.36 [1]	.33 [1]	.32 [1]	.31
Net realized and unrealized gain (loss)	(.08)	.03	(.30)	.01	.14

Total from investment operations	.32	.39	.03	.33	.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.38)	(.36)	(.35)	(.30)
Distributions from net realized gain	—	—	—	(.11)	(.02)
Tax return of capital distribution	(.11)	(.02)	—	(.02)	—

Total dividends and/or distributions to shareholders	(.40)	(.40)	(.36)	(.48)	(.32)

Net asset value, end of period	$9.31	$9.39	$9.40	$9.73	$9.88

Total Return, at Net Asset Value[2]	3.36%	4.24%	0.41%	3.37%	4.67%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$94,415	$117,997	$153,681	$209,494	$261,065
Average net assets (in thousands)	$108,995	$133,925	$175,707	$231,801	$301,926
Ratios to average net assets:[3]
Net investment income	4.19%	3.83%	3.50%	3.33%	3.01%
Total expenses	1.84%	1.86%[4]	1.86%	1.84%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.76%
Portfolio turnover rate[5]	56%	65%	74%	95%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2007	1.86%
5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
Year Ended August 31, 2006	$3,476,956,717	$3,692,200,123
Year Ended August 31, 2005	$5,959,020,148	$6,246,681,163
Year Ended August 31, 2004	$5,578,633,006	$5,998,603,295
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class C Year Ended August 31,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.38	$9.40	$9.72	$9.88	$9.75
Income (loss) from investment operations:
Net investment income	.40 [1]	.36 [1]	.33 [1]	.32 [1]	.31
Net realized and unrealized gain (loss)	(.09)	.02	(.29)	— [2]	.14

Total from investment operations	.31	.38	.04	.32	.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.38)	(.36)	(.35)	(.30)
Distributions from net realized gain	—	—	—	(.11)	(.02)
Tax return of capital distribution	(.11)	(.02)	—	(.02)	—

Total dividends and/or distributions to shareholders	(.39)	(.40)	(.36)	(.48)	(.32)

Net asset value, end of period	$9.30	$9.38	$9.40	$9.72	$9.88

Total Return, at Net Asset Value[3]	3.36%	4.13%	0.51%	3.27%	4.69%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$125,320	$105,687	$100,630	$117,783	$137,480
Average net assets (in thousands)	$120,688	$97,262	$105,608	$122,062	$156,925
Ratios to average net assets:[4]
Net investment income	4.20%	3.83%	3.51%	3.33%	3.04%
Total expenses	1.77%	1.83%[5]	1.83%	1.82%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.74%
Portfolio turnover rate[6]	56%	65%	74%	95%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2007	1.83%
6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
Year Ended August 31, 2006	$3,476,956,717	$3,692,200,123
Year Ended August 31, 2005	$5,959,020,148	$6,246,681,163
Year Ended August 31, 2004	$5,578,633,006	$5,998,603,295
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended August 31,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.40	$9.41	$9.74	$9.89	$9.76
Income from investment operations:
Net investment income	.45 [1]	.41 [1]	.38 [1]	.37 [1]	.34
Net realized and unrealized gain (loss)	(.09)	.03	(.30)	— [2]	.15

Total from investment operations	.36	.44	.08	.37	.49
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.32)	(.43)	(.41)	(.39)	(.34)
Distributions from net realized gain	—	—	—	(.11)	(.02)
Tax return of capital distribution	(.12)	(.02)	—	(.02)	—

Total dividends and/or distributions to shareholders	(.44)	(.45)	(.41)	(.52)	(.36)

Net asset value, end of period	$9.32	$9.40	$9.41	$9.74	$9.89

Total Return, at Net Asset Value[3]	3.87%	4.76%	0.91%	3.89%	5.13%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$50,126	$41,268	$38,997	$41,127	$34,067
Average net assets (in thousands)	$47,832	$38,701	$39,069	$38,200	$29,034
Ratios to average net assets:[4]
Net investment income	4.70%	4.32%	4.01%	3.82%	3.52%
Total expenses	1.39%	1.48%[5]	1.51%	1.53%	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.15%	1.15%	1.15%	1.29%
Portfolio turnover rate[6]	56%	65%	74%	95%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2007	1.48%
6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
Year Ended August 31, 2006	$3,476,956,717	$3,692,200,123
Year Ended August 31, 2005	$5,959,020,148	$6,246,681,163
Year Ended August 31, 2004	$5,578,633,006	$5,998,603,295
See accompanying Notes to Financial Statements.
F22 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class Y Year Ended August 31,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.43	$9.45	$9.74	$9.89	$9.76
Income (loss) from investment operations:
Net investment income	.49 [1]	.45 [1]	.43 [1]	.43 [1]	.42
Net realized and unrealized gain (loss)	(.08)	.03	(.27)	— [2]	.14

Total from investment operations	.41	.48	.16	.43	.56
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.35)	(.48)	(.45)	(.45)	(.41)
Distributions from net realized gain	—	—	—	(.11)	(.02)
Tax return of capital distribution	(.14)	(.02)	—	(.02)	—

Total dividends and/or distributions to shareholders	(.49)	(.50)	(.45)	(.58)	(.43)

Net asset value, end of period	$9.35	$9.43	$9.45	$9.74	$9.89

Total Return, at Net Asset Value[3]	4.39%	5.22%	1.75%	4.48%	5.88%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$326,704	$191,306	$21,215	$2,681	$2,354
Average net assets (in thousands)	$276,906	$54,034	$12,688	$2,524	$2,377
Ratios to average net assets:[4]
Net investment income	5.20%	4.87%	4.58%	4.40%	4.20%
Total expenses	0.65%	0.59%[5]	0.61%	0.58%	0.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%	0.59%	0.61%	0.58%	0.58%
Portfolio turnover rate[6]	56%	65%	74%	95%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods of less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2007	0.59%
6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
Year Ended August 31, 2006	$3,476,956,717	$3,692,200,123
Year Ended August 31, 2005	$5,959,020,148	$6,246,681,163
Year Ended August 31, 2004	$5,578,633,006	$5,998,603,295
See accompanying Notes to Financial Statements.
F23 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer U.S. Government Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected
F24 | OPPENHEIMER U.S. GOVERNMENT TRUST

by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of August 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$222,858,117
Sold securities	27,744,491
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
F25 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. As of August 31, 2008, the Fund had no securities sold short.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of August 31, 2008, securities with an aggregate market value of $4,266, representing less than 0.005% of the Fund’s net assets, were in default.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
F26 | OPPENHEIMER U.S. GOVERNMENT TRUST

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$—	$—	$26,557,523	$2,220,649

1.	As of August 31, 2008, the Fund had $20,803,549 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2014	$12,404,454
2015	4,710,993
2016	3,688,102

Total	$20,803,549

2.	As of August 31, 2008, the Fund had $5,753,974 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended August 31, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended August 31, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for August 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
Reduction to	Accumulated Net	Accumulated Net Realized
Paid-in Capital	Investment Loss	Loss on Investments

$16,631,866	$6,679,092	$9,952,774
The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 was as follows:

	Year Ended	Year Ended
	August 31, 2008	August 31, 2007

Distributions paid from:
Ordinary income	$43,427,637	$42,106,681
Return of capital	16,631,866	1,534,168

Total	$60,059,503	$43,640,849

F27 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,489,975,961
Federal tax cost of other investments	(112,712,878)

Federal tax cost of securities	$1,377,263,083

Gross unrealized appreciation	$28,407,035
Gross unrealized depreciation	(30,627,684)

Net unrealized depreciation	$(2,220,649)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended August 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$19,553
Payments Made to Retired Trustees	13,242
Accumulated Liability as of August 31, 2008	129,778
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
F28 | OPPENHEIMER U.S. GOVERNMENT TRUST

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F29 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2008		Year Ended August 31, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	31,462,951	$300,177,324	15,431,626	$145,148,327
Dividends and/or distributions reinvested	3,090,436	29,363,354	2,679,484	25,252,349
Redeemed	(24,142,698)	(228,910,960)	(17,330,001)	(163,097,322)

Net increase	10,410,689	$100,629,718	781,109	$7,303,354

Class B
Sold	3,982,476	$38,008,028	2,067,292	$19,405,894
Dividends and/or distributions reinvested	431,892	4,100,040	539,332	5,077,193
Redeemed	(6,841,469)	(64,936,469)	(6,383,372)	(60,064,890)

Net decrease	(2,427,101)	$(22,828,401)	(3,776,748)	$(35,581,803)

Class C
Sold	6,858,213	$65,416,508	3,499,177	$32,808,080
Dividends and/or distributions reinvested	451,962	4,286,971	382,233	3,595,376
Redeemed	(5,104,721)	(48,370,072)	(3,326,130)	(31,262,763)

Net increase	2,205,454	$21,333,407	555,280	$5,140,693

Class N
Sold	2,588,684	$24,648,997	1,579,482	$14,865,422
Dividends and/or distributions reinvested	204,175	1,939,695	174,452	1,643,552
Redeemed	(1,804,975)	(17,122,557)	(1,506,007)	(14,199,965)

Net increase	987,884	$9,466,135	247,927	$2,309,009

Class Y
Sold	21,698,248	$206,579,558	19,202,277	$179,492,780
Dividends and/or distributions reinvested	1,470,891	14,028,018	297,398	2,772,029
Redeemed	(8,523,860)	(81,807,935)	(1,461,806)	(13,737,274)

Net increase	14,645,279	$138,799,641	18,037,869	$168,527,535

F30 | OPPENHEIMER U.S. GOVERNMENT TRUST

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$403,846,948	$356,251,356
U.S. government and government agency obligations	237,605,232	236,850,849
To Be Announced (TBA) mortgage-related securities	2,030,767,515	1,878,460,184
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $300 million	0.600%
Next $100 million	0.570
Next $400 million	0.550
Next $1.2 billion	0.500
Over $2 billion	0.475
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2008, the Fund paid $2,100,027 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered
F31 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2008 for Class B, Class C and Class N shares were $6,346,241, $3,471,310 and $871,231, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2008	$222,514	$19,402	$207,305	$27,783	$4,798
Waivers and Reimbursements of Expenses. Effective March 1, 2004, the Manager has voluntarily undertaken to limit the “Total expenses” for all classes of shares so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” as a percentage of average daily net assets will not exceed the following annual rates: 0.90% for the Class A shares; 1.65% for Class B and Class C shares, respectively; 1.15% for the Class N shares and 0.65% for the Class Y shares. During the year ended August 31, 2008, the Manager reimbursed the Fund $665,373, $204,176, $149,777, $115,497 and $30,074 for Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may modify or terminate that undertaking at any time without notice to shareholders.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
F32 | OPPENHEIMER U.S. GOVERNMENT TRUST

5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
6. Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
F33 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
6. Swap Contracts Continued
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swaps on a single security, or a basket of securities.
     In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, or the cost of selling protection (paying the notional amount) when a credit event occurs, pricing transparency when assessing the cost of a credit default swap, and the need to fund the delivery obligation (either cash or defaulted securities).
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
7. Illiquid Securities
As of August 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
F34 | OPPENHEIMER U.S. GOVERNMENT TRUST

8. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of August 31, 2008, the Fund had no securities on loan.
9. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of August 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F35 | OPPENHEIMER U.S. GOVERNMENT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders
of Oppenheimer U.S. Government Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer U.S. Government Trust, including the statement of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
October 15, 2008
F36 | OPPENHEIMER U.S. GOVERNMENT TRUST

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended August 31, 2008 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2008 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2008, $60,604,278 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER U.S. GOVERNMENT TRUST

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the
22 | OPPENHEIMER U.S. GOVERNMENT TRUST

sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Angelo Manioudakis, Antulio Bomfim, Geoffrey Caan, Benjamin Gord and Thomas Swaney, the portfolio managers for the Fund, and the Manager’s Value and Core Fixed Income investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load general U.S. government funds advised by other investment advisers. The Board noted that the Fund’s three-year, five-year and ten-year performance were better than its peer group median although its one-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other general U.S. government funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees and total expenses are lower
23 | OPPENHEIMER U.S. GOVERNMENT TRUST

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited/Continued
than its peer group median although its contractual management fees are higher than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
24 | OPPENHEIMER U.S. GOVERNMENT TRUST

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
25 | OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
26 | OPPENHEIMER U.S. GOVERNMENT TRUST

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Galli, Trustee (since 1993) Age: 75	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 1999) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994- December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
27 | OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924; for Messrs. Manioudakis, Bomfim, Caan, Gord and Swaney, 470 Atlantic Avenue, 11th Floor, Boston, Massachusetts 02210. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Angelo G. Manioudakis, Vice President and Portfolio Manager (since 2002) Age: 41	Senior Vice President of the Manager and of HarbourView Asset Management Corporation (since April 2002), and of OFI Institutional Asset Management, Inc. (since June 2002); Vice President of Oppenheimer Real Asset Management, Inc. (since November 2006). Executive Director and portfolio manager for MSIM/Miller, Anderson & Sherrerd (Morgan Stanley Asset Management) (August 1993-April 2002). A portfolio manager and officer of 15 portfolios in the OppenheimerFunds complex.

Antulio N. Bomfim, Vice President and Portfolio Manager (since 2006) Age: 41	Vice President of the Manager (since October 2003); Senior Economist at the Board of Governors of the Federal Reserve System (June 1992 to October 2003). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.
28 | OPPENHEIMER U.S. GOVERNMENT TRUST

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Geoffrey Caan, Vice President and Portfolio Manager (since 2006) Age: 39	Vice President and Portfolio Manager of the Manager since August 2003; Vice President of ABN AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January 1999-June 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Benjamin J. Gord, Vice President and Portfolio Manager (since 2006) Age: 46	Vice President of the Manager (since April 2002), of HarbourView Asset Management Corporation (since April 2002) and of OFI Institutional Asset Management, Inc. (since June 2002); Executive Director and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (April 1992-March 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Thomas Swaney, Vice President and Portfolio Manager (since 2006) Age: 35	Vice President of the Manager (since April 2006); senior analyst, high grade investment team (June 2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (May 1998-May 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001);
29 | OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Continued	Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000- April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 43	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
30 | OPPENHEIMER U.S. GOVERNMENT TRUST

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $38,800 in fiscal 2008 and $39,000 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $250,000 in fiscal 2008 and $243,390 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, professional services relating to FAS 123R and audit of capital accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2008 and $1,536 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Preparation of form 5500.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $250,000 in fiscal 2008 and $244,926 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
a)	Not applicable.

b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The

Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer U.S. Government Trust

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	10/13/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	10/13/2008

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	10/13/2008